UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): October 7, 2005

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)

          Delaware                       1-1200                  13-3696015
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                       1138 Budapest, Vaci ut 141. Hungary
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: +36-1-8897000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Equity Securities

On July 21, 2005, Euroweb International Corp. (the "Euroweb") and Euroweb Hungary Rt. ("Euroweb Hungary"), a wholly-owned subsidiary of Euroweb (collectively, Euroweb Hungary and Euroweb are hereinafter referred to as the "Company"), entered into a Sale and Purchase Agreement (the "Agreement") with Marivaux Investments Limited ("Marivaux") and Graeton Holdings Limited ("Graeton") (collectively, Marivaux and Graeton are hereinafter referred to as the "Sellers"), which are both registered under the laws of the Cyprus. Pursuant to the Agreement, the Company agreed to acquire and, the Sellers agreed to sell, 100% of the Seller's interest in Navigator Informatika Rt. ("Navigator"), a Hungarian company.

The purchase of Navigator by the Company closed on October 7, 2005. In consideration for Marivaux's interest in Navigator, the Company paid Marivaux USD $8,500,000 of which USD $150,000 was paid upon signing of the Agreement and $8,350,000 was paid on closing. In addition, at closing, Euroweb issued Graeton 441,566 shares of common stock of Euroweb (the "Shares"). The offering and sale of the Shares was deemed to be exempt under rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. No material relationship exists between the Sellers and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

Euroweb has entered into a Registration Rights Agreement dated July 21, 2005 whereby it agreed to file a registration statement registering the Shares within 75 days from the closing and have such registration statement declared effective within 150 days from the filing thereof. In the event that Euroweb fails to meet its obligations to register the Shares it may be required to pay a penalty equal to 1% of the value of the Shares on a monthly basis.

The Company obtained a $6,000,000 long term loan from Commerzbank Hungary ("Commerzbank") to finance the cash part of purchase price, while $2,500,000 was financed from existing cash on hand. In connection with the Commerzbank loan, on September 27, 2005, Euroweb Hungary entered into a loan contract with Commerzbank pursuant to which Commerzbank has agreed to loan the Funds to Euroweb Hungary. The interest rate in connection with the loan is BUBOR plus 2.5%. Euroweb Hungary is required to make scheduled payments in connection with the loan in varying amounts from $166,828 to $354,513 commencing March 31, 2006 through June 30, 2010.

As security for providing the funds, Euroweb Hungary granted a security interest in all of its assets, the assignment of its revenue, the assignment of all future dividends payable by Navigator and the pledge of all of the securities of Euroweb Hungary and Navigator held by Euroweb. Further, in the event that Euroweb Hungary fails to satisfy its obligations under the loan agreement with Commerzbank, Commerzbank holds an option to acquire all of the securities of Navigator.

The Loan will be a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company.

Business Description of Navigator Informatika Rt.

Overview

Navigator, through its wholly owned subsidiaries, Navigator Info Kft. and Navigator Engineering Kft., is engaged in information technology outsourcing, applications development and information technology consulting services primarily in the Hungarian market. Navigator's client base includes primarily large organizations both in the corporate and institutional (public) sector.

Products and Services

Navigator is a full service IT competence center providing the total scope of IT services with IT hardware trade activity.. Navigator's revenues are generated from reoccurring long-term services and project based short term service and one-time services. In addition, Navigator also generates revenue from the sale of IT related products. Navigator provides different levels of services depending on the client's demands. Navigator's services include the following:

      o full service IT System implementation and IT project management including consulting and system design, development and implementation and training;

      o full service IT System operation including full service support and maintenance with cost-effective and competitive service desk system, call center, hotline support and remote troubleshooting;

      o complete IT outsourcing including all of the above mentioned activities;

      o application development including software implementation and unique development; and

      o     sale of products including IT hardware and office supplies.

Navigator seeks to initially provide a base service to its clients, which allows it to create a foothold with the client. Navigator then seeks to provide additional services (hosting, hardware/software distribution, consulting, etc) to the customer with the intent of the client eventually outsourcing all of its IT services to Navigator.

Markets

The market for Navigator's services and products is primarily focused in Hungary. Navigator provides each of its services to medium sized enterprises, many of the top 200 companies in the region, government and healthcare companies.

Distribution

According to the nature of Navigator's products and services the distribution is direct without any distributor involved and based on personal consulting providing tailor-made solutions for corporate and governmental clients.

Competition

Navigator is an IT service provider for more than 4,000 users and approximately 80 companies, government institutes and middle and large corporations. Navigator employs 97 employees. Navigator competes based on the following:

      o competitive competence including the providing of full service IT management with appropriate professional control;

      o the provision of High-tech IT infrastructure and background (server center, network system) competing with that of multinational service providers and competitors;

      o     the provision of services at a low cost and in a flexible manner;
            and

      o     effectively addressing niche industries such as healthcare.

Dependence on Major Customers

The dependency on Navigator's major customers can be considered to be high as 64% of the revenues are generated by four of its largest customers. However, each of these customers has entered into definitive long term contracts.

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of businesses acquired.

      Audited Financial Statements of Navigator Informatika Rt. for the years ended December 31, 2004 and December 31, 2003 and unaudited financial statements for interim period (to be filed by amendment).

(b)   Proforma Financial Information

      Proforma Financial Information (to be filed by amendment).

(c)   Exhibits

            Exhibit No.             Description
            -----------             -----------

            10.1 Sale and Purchase Agreement by and between the Company and the Sellers dated July 21, 2005 (1)

            10.2                    Registration Rights Agreement dated July 21,
                                    2005 (1)

            10.3 Loan Agreement dated September 27, 2005 by and between Commerzbank Rt. and Euroweb International Corp. (2)

            10.4 Modification to the Sale and Purchase Agreement by and between the Company and the Sellers

            99.1                    Press Release dated October 7, 2005

----------
(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on July 26, 2005.

(2) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on October 10, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          EUROWEB INTERNATIONAL CORPORATION


                                          By: /s/ CSABA TORO
                                              -----------------------------
                                          Name: Csaba Toro
                                          Title: Chief Executive Officer

Date: October 13, 2005
      Budapest, Hungary